UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report

December 31, 2013

Advised by:
TransWestern Advisors
1743 Wazee Street, Suite 250
Denver, CO 80202
(303) 573-1212

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Market Conditions:
U.S. markets paid close attention to the Federal Reserve (the “Fed”) during 2013, as much of the interest rate volatility seen during the year was driven by investor anticipation of the future of the Fed’s ongoing quantitative easing measures and loose policy. Parallel to this, signs of a strengthening domestic economy helped push risk assets higher during the year.

During the first quarter, economic data came in better than expected; the strength in consumer spending was the biggest surprise as increases in income, stock and housing prices offset what was expected to be a noticeable decline in spending due to the expiration of the Payroll Tax Cuts.

Early into the second quarter, more-subdued economic growth and the impacts of the Federal budget sequester grabbed headlines, driving the 10-year yield as low as 1.66% on May 1st. However, May and June were marked by a realization that the FOMC was becoming serious about winding down its steady diet of asset purchases. The quarter ended with economic data remaining sluggish and with data continuing to come in below expectations, but government bond yields were clearly reacting to the changing policy stance of the FOMC. As a result, during the second quarter, the yield curve steepened by 54 basis points with the 2-year yield rising 11 basis points and the 10-year yield rising 65 basis points to 2.52%.

The FOMC unintentionally drove the markets for much of the third quarter. They set the tone in the second quarter, with talk of reducing asset purchases which sent bond yields up about 100 basis points in May and June. Then, during most of the third quarter, any positive economic data sent yields higher in the expectation the Fed was more likely to reduce bond purchases. This trend came to an end in early September following a mediocre payroll report that also had downward revisions to history. Expectations for Fed action had diminished substantially by the September 18th FOMC meeting, but the market was still surprised to see the Fed stay on hold and present rather dovish remarks and forecasts. In the end the market digested the new stance of the FOMC by dramatically lowering its expected path of the federal funds rate. The front end of the curve benefited with slightly lower yields, but yields in the long end rose.

A major theme for the fourth quarter was a successful switch of focus by the Federal Reserve. The first attempt at weaning the market from quantitative easing in the second quarter created a lot of volatility in financial markets as the markets began to pull forward the path of future hikes in the federal funds rate. The second time was a charm though. By October, with Janet Yellen set up as the clear frontrunner to be the next Fed Chairwoman, the FOMC had a much easier time convincing the market that, while quantitative easing was on the chopping block, they would keep the federal funds rate low for much longer than previously expected. There was initially some volatility in bond yields in October related to the government shutdown, but the moves were fleeting. Treasury yields began to rise during November with much of the rise coming in the first half of the month following a very strong payroll report where total payrolls grew by 204,000 vs. expectations for 120,000 and with the prior two months revised up by 60,000 net new jobs. With the government shutdown behind us, most of the attention was focused on jobs data and when the FOMC might begin to taper. The rise in yields continued in December with continued strength in the jobs market, higher stock prices and a growing sense that tapering would start soon. Adding to the FOMC’s credibility to remain on hold for a long time, inflation remained surprisingly soft throughout the quarter with its favored measure of inflation rising only 1.12% year-to-year, well below their 2% target. Over the fourth quarter, the yield curve steepened by 36 basis points as yields rose across much of the curve.

1

Performance Results:

For the fiscal year ended December 31, 2013, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned (0.27%) (before fees), which was 36 bps better than the Benchmark (50% Barclays Short Treasury, 50% Barclays MBS Index) return of (0.63%) during the same period.

Explanation of Fund Performance:

The Fund and the Benchmark posted negative total returns for the year as yields across the curve shifted higher. Excess returns versus duration-matched Treasurys were positive however, as agency MBS spreads ended the year tighter versus opening levels.

The largest driver of the Fund’s outperformance versus the Benchmark was its relative duration and yield-curve positioning. On average, the Fund’s effective duration was approximately 1/3 of year shorter than the Benchmark. Given the material upward move in rates during the year, shorter-duration fared better than longer-duration. Sector allocation also played a key part in the Fund’s outperformance. A relative underweight to US Treasurys in favor of an overweight to agency MBS generated positive results, as MBS spreads compressed about 16 basis points during the year.

Security selection offset a portion of the relative gains generated by duration/yield-curve positioning and sector allocation. The Fund’s duration-adjusted returns within the MBS space generally lagged the Benchmark’s MBS returns, negatively impacting relative return.

Outlook:

The Fed’s monthly asset purchases have represented a powerful technical factor that has bolstered the performance of agency MBS. In some months, these purchases covered almost 90% of total gross issuance, as the Fed reinvested pay-downs and grew its portfolio. This tailwind will cease to support the MBS market if the current pace of tapering (a $5 billion cut in agency MBS purchases, and a $5 billion cut in Treasury purchases) continues. With spreads currently tight, spread widening likely will need to occur to entice other market participants to purchase MBS.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

2

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW
December 31, 2013 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	One Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	(0.90)%	1.32%
Barclays Capital Mortgage Backed Securities Index ***	(1.41)%	2.46%
Barclays Capital Short Treasury Index ****	0.14%	0.17%
Blended Benchmark Index *****	(0.63)%	1.31%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2013 prospectus, the total annual operating expenses are 0.68% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclay’s Capital Mortgage Backed Securities. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Holdings By Sector	% of Net Assets
U.S. Government Agency Obligations	91.9%
U.S. Treasury Notes	4.4%
Other, Cash & Cash Equivalents	3.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 91.9%
	FEDERAL HOME LOAN MORTGAGE CORP. - 35.3% (a)
6,140,857	FHLMC Multifamily Structured Pass Through Certificates (b)	0.5180	4/25/2019	$6,129,122
13,145,000	FHLMC Multifamily Structured Pass Through Certificates	1.7300	7/25/2019	12,732,852
6,123,000	FHLMC Multifamily Structured Pass Through Certificates	1.8690	11/25/2019	5,919,098
2,170,000	FHLMC Multifamily Structured Pass Through Certificates	2.1300	1/25/2019	2,161,125
545,000	FHLMC Multifamily Structured Pass Through Certificates	2.3230	10/25/2018	550,519
215,000	FHLMC Multifamily Structured Pass Through Certificates	2.4120	8/25/2018	219,088
500,000	FHLMC Multifamily Structured Pass Through Certificates	2.6990	5/25/2018	516,577
1,085,000	FHLMC Multifamily Structured Pass Through Certificates	3.1540	2/25/2018	1,138,252
5,560,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.2500	4/25/2023	5,485,546
3,845,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.3200	2/25/2023	3,802,893
538,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.9740	1/25/2021	568,738
1,038,000	FHLMC Multifamily Structured Pass Through Certificates	3.9890	6/25/2021	1,093,789
5,000,000	Freddie Mac	3.0000	1/15/2044	4,735,937
2,149,600	Freddie Mac Gold Pool	3.0000	2/1/2027	2,193,784
4,528,529	Freddie Mac Gold Pool	3.0000	3/1/2027	4,621,611
1,915,384	Freddie Mac Gold Pool	3.5000	5/1/2043	1,902,640
1,649,542	Freddie Mac Gold Pool	4.5000	5/1/2031	1,776,374
627,809	Freddie Mac Gold Pool	5.0000	5/1/2041	680,484
161,271	Freddie Mac Gold Pool	5.5000	1/1/2036	175,765
103,287	Freddie Mac Gold Pool	7.5000	6/1/2017	109,318
268,462	Freddie Mac Non Gold Pool (b)	2.0870	6/1/2037	283,036
1,015,404	Freddie Mac Non Gold Pool (b)	2.1270	5/1/2037	1,074,765
1,298,085	Freddie Mac Non Gold Pool (b)	2.2650	11/1/2036	1,381,785
335,314	Freddie Mac Non Gold Pool (b)	2.2900	4/1/2036	356,041
4,462,393	Freddie Mac Non Gold Pool (b)	2.3450	8/1/2033	4,742,648
503,870	Freddie Mac Non Gold Pool (b)	2.3500	11/1/2033	536,376
156,012	Freddie Mac Non Gold Pool (b)	2.3620	1/1/2023	158,489
805,847	Freddie Mac Non Gold Pool (b)	2.3780	3/1/2036	851,600
2,845,638	Freddie Mac Non Gold Pool (b)	2.3790	3/1/2037	3,028,403
8,488,933	Freddie Mac Non Gold Pool (b)	2.3790	9/1/2038	9,034,942
955,761	Freddie Mac Non Gold Pool (b)	2.3830	2/1/2035	1,015,342
675,133	Freddie Mac Non Gold Pool (b)	2.3860	11/1/2036	720,034
954,778	Freddie Mac Non Gold Pool (b)	2.3970	1/1/2033	988,195
734,859	Freddie Mac Non Gold Pool (b)	2.4000	9/1/2035	777,330
989,647	Freddie Mac Non Gold Pool (b)	2.4000	2/1/2036	1,051,595
938,269	Freddie Mac Non Gold Pool (b)	2.6020	1/1/2035	1,001,549
546,551	Freddie Mac Non Gold Pool (b)	2.4100	1/1/2035	581,943
422,753	Freddie Mac Non Gold Pool (b)	2.4100	4/1/2035	451,081
733,689	Freddie Mac Non Gold Pool (b)	2.4170	2/1/2036	772,107
74,694	Freddie Mac Non Gold Pool (b)	2.4390	7/1/2024	75,143
630,708	Freddie Mac Non Gold Pool (b)	2.4630	4/1/2037	675,506
373,317	Freddie Mac Non Gold Pool (b)	2.5170	11/1/2038	396,436
286,453	Freddie Mac Non Gold Pool (b)	2.5180	9/1/2038	301,634
844,165	Freddie Mac Non Gold Pool (b)	2.6170	6/1/2034	900,262
1,416,381	Freddie Mac Non Gold Pool (b)	2.6250	5/1/2036	1,522,756
2,657,205	Freddie Mac Non Gold Pool (b)	2.6350	11/1/2036	2,840,328
395,884	Freddie Mac Non Gold Pool (b)	2.7370	4/1/2037	423,474
4,873,848	Freddie Mac Non Gold Pool (b)	2.7550	3/1/2038	5,160,453
1,042,331	Freddie Mac Non Gold Pool (b)	4.7270	11/1/2038	1,104,048
1,043,440	Freddie Mac Non Gold Pool (b)	4.8660	9/1/2038	1,100,400
200,914	Freddie Mac Non Gold Pool (b)	5.0780	6/1/2037	215,206
174,230	Freddie Mac Non Gold Pool (b)	5.2620	12/1/2037	187,227
323,017	Freddie Mac Non Gold Pool (b)	5.4320	3/1/2037	340,539
192,300	Freddie Mac Non Gold Pool (b)	5.5730	5/1/2037	206,639
564,344	Freddie Mac REMICS (b,c)	0.3166	4/15/2018	563,526
356,450	Freddie Mac REMICS (b,c)	0.3666	10/15/2017	356,138

See accompanying notes to financial statements.

4

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 91.9%
	FEDERAL HOME LOAN MORTGAGE CORP. - 35.3% (a)(continued)
357,901	Freddie Mac REMICS (b,c)	0.4066	5/15/2036	$357,696
41,156	Freddie Mac REMICS (b,c)	0.5166	4/15/2033	41,165
483,934	Freddie Mac REMICS (b,c)	0.5666	11/15/2032	483,894
208,610	Freddie Mac REMICS (b,c)	0.5566	8/15/2035	208,696
342,170	Freddie Mac REMICS (b,c)	0.9166	12/15/2032	346,619
114,523	Freddie Mac REMICS (b,c)	1.1166	12/15/2031	116,586
198,432	Freddie Mac REMICS (b,c)	1.1666	3/15/2032	202,605
157,150	Freddie Mac REMICS (c)	4.0000	10/15/2017	160,024
838,455	Freddie Mac REMICS (c)	4.0000	2/15/2020	886,470
145,054	Freddie Mac REMICS (c)	4.0000	9/15/2024	147,146
518,796	Freddie Mac REMICS (c)	4.0000	4/15/2041	541,496
54,567	Freddie Mac REMICS (c)	4.2500	6/15/2019	55,458
102,357	Freddie Mac REMICS (c)	4.2500	3/15/2034	104,448
700,000	Freddie Mac REMICS (c)	4.5000	2/15/2020	753,022
750,285	Freddie Mac REMICS (c)	4.5000	10/15/2027	777,440
120,263	Freddie Mac REMICS (c)	4.5000	11/15/2028	125,579
274,250	Freddie Mac REMICS (c)	4.5000	8/15/2034	294,948
143,539	Freddie Mac REMICS (c)	4.5000	12/15/2036	145,796
1,529,306	Freddie Mac REMICS (b,c)	4.5353	12/15/2036	1,631,655
789,869	Freddie Mac REMICS (b,c)	4.5802	6/15/2048	841,762
317,008	Freddie Mac REMICS (c)	5.0000	2/15/2018	337,084
917,711	Freddie Mac REMICS (c)	5.0000	10/15/2019	988,558
3,052,711	Freddie Mac REMICS (c)	5.0000	12/15/2024	3,294,589
318,410	Freddie Mac REMICS (c)	5.0000	1/15/2026	349,545
285,008	Freddie Mac REMICS (c)	5.0000	10/15/2032	296,349
1,732,958	Freddie Mac REMICS (c)	5.0000	11/15/2032	1,793,516
253,333	Freddie Mac REMICS (c)	5.0000	1/15/2033	256,792
1,490,000	Freddie Mac REMICS (c)	5.0000	9/15/2035	1,598,217
84,831	Freddie Mac REMICS (c)	5.0000	10/15/2036	85,866
92,395	Freddie Mac REMICS (c)	5.5000	7/15/2033	100,314
242,765	Freddie Mac REMICS (c)	5.5000	12/15/2033	246,111
2,316,562	Freddie Mac REMICS (c)	5.5000	11/15/2034	2,413,394
1,545,000	Freddie Mac REMICS (c)	5.5000	5/15/2035	1,684,263
5,259,404	Freddie Mac REMICS (c)	5.5000	2/15/2038	5,726,066
248,119	Freddie Mac REMICS (c)	6.0000	1/15/2025	251,712
267,602	Freddie Mac REMICS (c)	6.0000	3/15/2029	297,972
709,010	Freddie Mac REMICS (c)	6.5000	12/15/2023	784,129
340,295	Freddie Mac REMICS (c)	6.5000	12/15/2028	381,875
				130,799,345
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.9% (a)
4,000,000	Fannie Mae TBA (b)	4.0000	1/1/2041	4,117,500
247,414	Fannie Mae Pool (b)	1.3440	4/1/2034	251,479
148,724	Fannie Mae Pool (b)	1.3440	9/1/2044	151,240
156,273	Fannie Mae Pool (b)	1.8090	2/1/2036	165,615
72,700	Fannie Mae Pool (b)	1.8750	2/1/2020	74,156
567,817	Fannie Mae Pool (b)	1.8850	8/1/2035	602,395
856,028	Fannie Mae Pool (b)	1.9160	1/1/2035	903,995
386,313	Fannie Mae Pool (b)	1.9230	7/1/2035	408,178
228,734	Fannie Mae Pool (b)	2.0520	7/1/2032	232,024
75,715	Fannie Mae Pool (b)	2.1280	1/1/2019	77,168
81,580	Fannie Mae Pool (b)	2.1400	3/1/2033	82,336
1,181,357	Fannie Mae Pool (b)	2.3340	2/1/2036	1,260,330
495,750	Fannie Mae Pool (b)	2.2020	9/1/2035	525,375
2,541,089	Fannie Mae Pool (b)	2.2070	9/1/2037	2,691,385
132,441	Fannie Mae Pool (b)	2.2500	5/1/2032	134,353
113,197	Fannie Mae Pool (b)	2.2630	5/1/2032	117,184
240,313	Fannie Mae Pool (b)	2.2700	9/1/2036	255,937

See accompanying notes to financial statements.

5

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 91.9%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.9% (a)(continued)
2,048,495	Fannie Mae Pool (b)	2.2840	11/1/2033	$2,157,546
1,978,257	Fannie Mae Pool (b)	2.2920	4/1/2037	2,092,922
608,905	Fannie Mae Pool (b)	2.2960	9/1/2034	648,688
904,717	Fannie Mae Pool (b)	2.3140	4/1/2033	962,255
1,622,047	Fannie Mae Pool (b)	2.3360	7/1/2035	1,717,060
684,177	Fannie Mae Pool (b)	2.3300	4/1/2034	720,638
154,117	Fannie Mae Pool (b)	2.3370	6/1/2036	163,878
130,448	Fannie Mae Pool (b)	2.3430	5/1/2035	138,352
1,340,827	Fannie Mae Pool (b)	2.3470	7/1/2035	1,429,189
905,497	Fannie Mae Pool (b)	2.3470	8/1/2035	963,290
1,133,795	Fannie Mae Pool (b)	2.3470	8/1/2035	1,190,830
3,235,751	Fannie Mae Pool (b)	2.3480	10/1/2034	3,452,301
1,218,594	Fannie Mae Pool (b)	2.3540	1/1/2036	1,296,035
113,932	Fannie Mae Pool (b)	2.3590	7/1/2033	116,463
78,144	Fannie Mae Pool (b)	2.3600	8/1/2039	82,905
1,267,320	Fannie Mae Pool (b)	2.3750	10/1/2033	1,334,780
179,557	Fannie Mae Pool (b)	2.3920	1/1/2036	190,300
99,263	Fannie Mae Pool (b)	2.3950	5/1/2031	100,611
358,258	Fannie Mae Pool (b)	2.4050	6/1/2037	383,332
758,879	Fannie Mae Pool (b)	2.4120	6/1/2033	796,860
1,101,282	Fannie Mae Pool (b)	2.4120	10/1/2033	1,167,074
364,061	Fannie Mae Pool (b)	2.4240	8/1/2035	389,080
1,791,227	Fannie Mae Pool (b)	2.4370	1/1/2035	1,899,661
129,237	Fannie Mae Pool (b)	2.4750	11/1/2029	132,902
1,744,962	Fannie Mae Pool (b)	2.4890	10/1/2036	1,851,370
80,343	Fannie Mae Pool (b)	2.4940	2/1/2025	80,679
1,564,083	Fannie Mae Pool (b)	2.5080	4/1/2037	1,672,011
839,130	Fannie Mae Pool (b)	2.5510	4/1/2037	891,829
202,127	Fannie Mae Pool (b)	2.5530	8/1/2033	215,686
84,908	Fannie Mae Pool (b)	2.5580	1/1/2030	85,526
1,724,180	Fannie Mae Pool (b)	2.5590	7/1/2037	1,844,520
107,627	Fannie Mae Pool (b)	2.6250	9/1/2033	111,028
813,789	Fannie Mae Pool (b)	2.6250	8/1/2036	872,458
5,435,370	Fannie Mae Pool (b)	2.6700	3/1/2037	5,807,695
3,647,056	Fannie Mae Pool (b)	2.6560	3/1/2037	3,878,835
468,485	Fannie Mae Pool (b)	2.6750	5/1/2035	504,224
1,830,916	Fannie Mae Pool (b)	2.7000	10/1/2036	1,954,201
1,585,052	Fannie Mae Pool (b)	2.7080	1/1/2036	1,706,645
69,536	Fannie Mae Pool (b)	2.7130	7/1/2029	70,968
176,539	Fannie Mae Pool (b)	2.9940	11/1/2035	188,703
4,344,252	Fannie Mae Pool	3.0000	11/1/2026	4,438,169
1,046,931	Fannie Mae Pool	3.0000	1/1/2027	1,069,565
1,839,910	Fannie Mae Pool	3.0000	4/1/2027	1,880,947
244,457	Fannie Mae Pool	3.0000	5/1/2027	249,909
5,335,018	Fannie Mae Pool	3.0000	9/1/2043	5,070,700
430,300	Fannie Mae Pool (b)	3.2230	6/1/2035	455,811
564,045	Fannie Mae Pool (b)	3.5090	12/1/2039	599,510
621,502	Fannie Mae Pool (b)	3.8390	7/1/2037	669,103
2,182,728	Fannie Mae Pool	4.0000	8/1/2043	2,248,408
114,350	Fannie Mae Pool (b)	4.6120	2/1/2023	120,621
1,047,295	Fannie Mae Pool (b)	4.7320	8/1/2038	1,126,468
439,768	Fannie Mae Pool	5.0000	7/1/2035	477,476
335,789	Fannie Mae Pool	5.0000	7/1/2037	365,822
250,992	Fannie Mae Pool	5.0000	6/1/2040	273,746
237,838	Fannie Mae Pool	5.0000	6/1/2040	259,017
458,344	Fannie Mae Pool	5.5000	11/1/2023	497,417
441,907	Fannie Mae Pool	5.5000	9/1/2026	485,428
83,883	Fannie Mae Pool	5.5000	7/1/2037	92,073
139,549	Fannie Mae Pool	5.5000	10/1/2037	153,175
961,206	Fannie Mae Pool (b)	5.7050	9/1/2037	1,020,248

See accompanying notes to financial statements.

6

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 91.9%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.9% (a)(continued)
1,080,554	Fannie Mae Pool (b)	5.9180	1/1/2038	$1,160,824
601,029	Fannie Mae Pool	6.0000	4/1/2033	697,949
384,824	Fannie Mae Pool	6.0000	7/1/2036	431,855
488,225	Fannie Mae REMICS (b,c)	0.3646	1/25/2037	486,623
72,145	Fannie Mae REMICS (b,c)	0.4140	11/17/2029	71,939
1,514,601	Fannie Mae REMICS (b,c)	0.7150	12/18/2030	1,522,865
1,038,875	Fannie Mae REMICS (b,c)	0.7150	12/18/2030	1,044,543
583,493	Fannie Mae REMICS (b,c)	0.7646	12/25/2032	586,235
159,176	Fannie Mae REMICS (b,c)	1.0646	5/25/2022	160,464
454,065	Fannie Mae REMICS (b,c)	1.1646	8/25/2031	462,164
338,737	Fannie Mae REMICS (c)	3.5000	9/25/2036	348,342
682,376	Fannie Mae REMICS (b,c)	3.9108	8/25/2038	669,968
219,243	Fannie Mae REMICS (c)	4.0000	1/25/2019	230,721
50,838	Fannie Mae REMICS (c)	4.5000	11/25/2022	51,995
57,495	Fannie Mae REMICS (c)	4.5000	1/25/2038	58,378
78,447	Fannie Mae REMICS (c)	5.0000	5/25/2023	83,148
61,725	Fannie Mae REMICS (c)	5.0000	7/25/2025	63,686
87,085	Fannie Mae REMICS (c)	5.0000	11/25/2032	95,022
677,246	Fannie Mae REMICS (c)	5.0000	8/25/2033	692,302
1,389,778	Fannie Mae REMICS (c)	5.0000	1/25/2034	1,447,223
283,179	Fannie Mae REMICS (c)	5.0000	4/25/2034	298,809
209,826	Fannie Mae REMICS (c)	5.0000	3/25/2037	212,276
1,203,422	Fannie Mae REMICS (c)	5.5000	11/25/2025	1,336,190
260,847	Fannie Mae REMICS (c)	5.5000	1/25/2033	280,003
171,289	Fannie Mae REMICS (c)	5.5000	4/25/2035	186,288
733,658	Fannie Mae REMICS (c)	6.0000	11/25/2032	812,987
87,431	Fannie Mae REMICS (b,c)	6.0732	5/25/2037	95,019
				92,455,411
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 31.7%
4,655,708	Ginnie Mae II Pool (b)	0.8510	7/20/2062	4,641,345
1,782,653	Ginnie Mae II Pool (b)	0.9740	6/20/2062	1,784,947
1,149,042	Ginnie Mae II Pool (b)	1.2500	12/20/2061	1,160,138
749,304	Ginnie Mae II Pool (b)	1.5100	6/20/2058	761,903
2,684,405	Ginnie Mae II Pool (b)	2.0590	2/20/2063	2,818,939
396,962	Ginnie Mae II Pool (b)	2.1830	2/20/2063	420,278
4,129,360	Ginnie Mae II Pool (b)	2.2250	2/20/2063	4,374,499
5,051,320	Ginnie Mae II Pool (b)	2.2790	1/20/2063	5,322,480
1,351,871	Ginnie Mae II Pool (b)	2.2960	10/20/2062	1,438,542
2,413,689	Ginnie Mae II Pool (b)	2.3200	1/20/2063	2,566,683
9,961,523	Ginnie Mae II Pool (b)	2.3280	3/20/2063	10,625,040
2,145,729	Ginnie Mae II Pool (b)	2.3410	2/20/2063	2,283,429
5,181,333	Ginnie Mae II Pool (b)	2.4840	9/20/2062	5,556,912
1,905,508	Ginnie Mae II Pool (b)	2.5460	2/20/2063	2,039,924
1,337,780	Ginnie Mae II Pool	4.3120	2/20/2063	1,447,462
2,403,036	Ginnie Mae II Pool	4.4660	12/20/2062	2,618,567
1,957,305	Ginnie Mae II Pool	4.4790	2/20/2062	2,127,980
4,837,052	Ginnie Mae II Pool	4.5050	4/20/2063	5,273,993
5,280,720	Ginnie Mae II Pool	4.5210	12/20/2061	5,743,713
4,042,158	Ginnie Mae II Pool	4.5240	7/20/2062	4,405,871
666,351	Ginnie Mae II Pool	4.5280	3/20/2062	725,796
3,328,337	Ginnie Mae II Pool	4.5320	12/20/2062	3,633,339
1,992,192	Ginnie Mae II Pool	4.5580	8/20/2062	2,173,249
682,182	Ginnie Mae II Pool	4.5600	3/20/2062	742,904
4,034,518	Ginnie Mae II Pool	4.5830	7/20/2062	4,408,909
3,156,687	Ginnie Mae II Pool	4.5830	11/20/2062	3,452,283
3,033,308	Ginnie Mae II Pool	4.5880	10/20/2062	3,315,533

See accompanying notes to financial statements.

7

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value

	U.S. GOVERNMENT AGENCIES - 91.9%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 31.7% (continued)
1,267,502	Ginnie Mae II Pool	4.6040	6/20/2062	$1,384,803
496,282	Ginnie Mae II Pool	4.6390	3/20/2062	542,191
2,095,245	Ginnie Mae II Pool	4.6500	1/20/2061	2,274,302
2,510,563	Ginnie Mae II Pool	4.7000	8/20/2061	2,742,950
509,494	Ginnie Mae II Pool	4.7430	1/20/2061	552,886
1,245,135	Ginnie Mae II Pool	4.8080	8/20/2062	1,364,619
1,954,226	Ginnie Mae II Pool	4.8100	2/20/2061	2,135,242
363,900	Ginnie Mae II Pool	4.8260	6/20/2061	399,210
2,836,857	Ginnie Mae II Pool	4.8510	5/20/2062	3,102,909
1,003,987	Ginnie Mae II Pool	4.9090	6/20/2062	1,098,096
965,024	Ginnie Mae II Pool	4.9170	2/20/2062	1,050,786
1,447,229	Government National Mortgage Association (b,c)	0.4166	12/16/2028	1,452,557
3,702,339	Government National Mortgage Association (b)	0.6685	10/20/2062	3,689,410
3,791,674	Government National Mortgage Association (b)	0.6685	12/20/2062	3,780,542
3,085,002	Government National Mortgage Association (c)	0.7600	4/20/2063	3,089,762
107,886	Government National Mortgage Association (c)	4.5000	9/20/2035	108,893
470,860	Government National Mortgage Association (c)	6.5000	7/20/2028	537,532
848,377	Government National Mortgage Association (c)	6.5000	4/20/2029	962,303
1,395,413	Government National Mortgage Association (b,c)	7.2156	7/20/2032	1,609,108
				117,742,759
	TOTAL U.S GOVERNMENT AGENCIES (Cost - $345,450,529)			340,997,515

	U.S. TREASURY - 4.4%
9,785,000	United States Treasury Note	0.3750	2/15/2016	9,775,822
7,150,000	United States Treasury Note	1.7500	5/15/2023	6,444,495
	TOTAL U.S. TREASURY NOTES (Cost - $16,327,851)			16,220,317

	SHORT-TERM INVESTMENTS - 5.9%
	U.S. TREASURY - 5.9%
11,840,000	United States Treasury Bill (d)	0.0475 - 0.0600	2/6/2014	11,839,359
10,000,000	United States Treasury Bill (d)	0.0275	2/27/2014	9,999,565
	TOTAL SHORT-TERM INVESTMENTS (Cost - $21,838,924)			21,838,924

	TOTAL INVESTMENTS - 102.2% (Cost - $383,617,304) (e)			$379,056,756
	OTHER LIABILITIES LESS ASSETS - (2.2)%			(8,225,118)
	TOTAL NET ASSETS - 100.0%			$370,831,638

TBA	To be announced security.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

(d)	Represents discount rate at time of purchase.

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $383,801,160 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,069,213
Unrealized Depreciation:	(5,813,617)
Net Unrealized Depreciation:	$(4,744,404)

See accompanying notes to financial statements.

8

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities:
At cost	$383,617,304
At value	$379,056,756
Cash	19,728
Principal paydowns receivable	579,527
Interest receivable	841,781
Prepaid expenses and other assets	48,435
TOTAL ASSETS	380,546,227

LIABILITIES
Payable for investments purchased	8,876,115
Distributions payable	631,738
Investment advisory fees payable	128,769
Distribution (12b-1) fees payable	32,912
Fees payable to other affiliates	23,508
Accrued expenses and other liabilities	21,547
TOTAL LIABILITIES	9,714,589
NET ASSETS	$370,831,638

Net Assets Consist Of:
Paid in capital	380,821,790
Accumulated net realized loss from investments	(5,429,604)
Net unrealized depreciation on investments	(4,560,548)
NET ASSETS	$370,831,638

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	37,493,443

Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.89

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

9

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$5,802,482
TOTAL INVESTMENT INCOME	5,802,482

EXPENSES
Investment advisory fees	1,821,325
Distribution (12b-1) fees	404,739
Administrative services fees	246,728
Accounting services fees	69,473
Custodian fees	42,374
Transfer agent fees	21,906
Compliance officer fees	21,111
Audit fees	17,576
Insurance expense	16,543
Legal fees	12,441
Trustees’ fees and expenses	7,166
Printing and postage expenses	4,800
Registration fees	1,333
Other expenses	30,236
TOTAL EXPENSES	2,717,751
Fees waived by the Advisor	(85,224)
NET EXPENSES	2,632,527

NET INVESTMENT INCOME	3,169,955

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from investment transactions	(887,083)
Net change in unrealized depreciation on investments	(5,947,412)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,834,495)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,664,540)

See accompanying notes to financial statements.

10

TransWestern Institutional Short Duration Government Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income	$3,169,955	$1,621,045
Net realized gain (loss) from investment transactions	(887,083)	641,618
Net change in unrealized appreciation (depreciation) on investments	(5,947,412)	754,993
Net increase (decrease) in net assets resulting from operations	(3,664,540)	3,017,656

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,837,764)	(3,094,056)
From return of capital	(181,690)	(62,268)
Net decrease in net assets from distributions to shareholders	(7,019,454)	(3,156,324)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	207,000,000	288,802,050
Net asset value of shares issued in reinvestment of distributions to shareholders	1,486,630	1,174,194
Payments for shares redeemed	(146,195,771)	(61,798,639)
Net increase in net assets from shares of beneficial interest	62,290,859	228,177,605

TOTAL INCREASE IN NET ASSETS	51,606,865	228,038,937

NET ASSETS
Beginning of Period	319,224,773	91,185,836
End of Period *	$370,831,638	$319,224,773
* Undistributed net investment income	$—	$—

SHARE ACTIVITY
Shares Sold	20,490,436	28,399,701
Shares Reinvested	148,749	115,535
Shares Redeemed	(14,591,015)	(6,079,369)
Net increase in shares of beneficial interest outstanding	6,048,170	22,435,867

See accompanying notes to financial statements.

11

TransWestern Institutional Short Duration Government Bond Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2013		2012	2011 (1)
Net Asset Value, Beginning of Period	$10.15		$10.12	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.17)		0.11	0.17
Total from investment operations	(0.09)		0.20	0.29

Less distributions from:
Net investment income	(0.17)		(0.17)	(0.15)
Net realized gains	—		—	(0.02)
Return of capital	(0.00	) (3)	0.00 (3)	—
Total from distributions	(0.17)		(0.17)	(0.17)

Net Asset Value, End of Period	$9.89		$10.15	$10.12

Total return (4)	(0.90)%		1.98%	2.90	% (5)

Net assets, end of period (000s)	$370,832		$319,225	$91,186
Ratio of gross expenses to average net assets	0.67%		0.68%	0.87	% (6)
Ratio of net expenses to average net assets	0.65%		0.65%	0.65	% (6)
Ratio of net investment income to average net assets	0.78%		0.85%	1.19	% (6)
Portfolio Turnover Rate	32%		62%	103	% (5)

(1)	The TransWestern Institutional Short Duration Government Fund commenced operations on January 3, 2011.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total return shown assumes reinvestment of distributions.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

12

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more

13

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agency Securities	$—	$340,997,515	$—	$340,997,515
U.S. Treasury Notes	—	16,220,317	—	16,220,317
Short-Term Investments	—	21,838,924	—	21,838,924
Total	$—	$379,056,756	$—	$379,056,756

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.
14

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2011 and 2012 or expected to be taken on the 2013 return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions - The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments and dollar roll transactions, amounted to $204,415,869 and $116,848,260, respectively.

15

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

TransWestern Advisors (formerly BBW Capital Advisors, LLC) serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2013, the Fund incurred $1,821,325 in advisory fees.

Pursuant to the Expense Limitation Agreement (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2013, the Advisor waived fees of $85,224.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s Operating Expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If Fund Operating Expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2013, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2014	$119,515
December 31, 2015	$58,143
December 31, 2016	$85,224

The Trust, with respect to the Fund has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” of “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2013, pursuant to the Plan, the Advisor received $404,739 of fees.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

16

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2013, the Fund did not assess redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2013	December 31, 2012
Ordinary Income	$6,837,764	$3,094,056
Long-Term Capital Gain	—	—
Return of Capital	181,690	62,268
	$7,019,454	$3,156,324

As of December 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,313,680)	$—	$(932,068)	$(4,744,404)	$(9,990,152)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $932,068.

At December 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$3,529,420	$784,260	$4,313,680

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for paydowns, resulted in reclassification as of December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(181,690)	$3,849,499	$(3,667,809)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TransWestern Institutional Short Duration Government Bond Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 3, 2014

18

TransWestern Institutional Short Duration Government Bond Fund

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized	Beginning	Ending	Expenses Paid
Expense	Account Value	Account Value	During Period *
Actual Ratio	7/1/13	12/31/13	7/1/2013 – 12/31/13
TransWestern 0.65%	$1,000.00	$1,001.10	$3.28

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period *
(5% return before expenses)	7/1/13	12/31/13	7/1/2013 – 12/31/13
TransWestern 0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
19

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	609,702,446	7,380,704
Mark D. Gersten	609,750,246	7,332,904
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark H. Taylor	608,885,975	8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

20

TransWestern Institutional Duration Government Bond Fund

SUPPLEMENTAL INFORMATION

December 31, 2013 (Unaudited)

TransWestern Institutional Short Duration Government Bond Fund*

In connection with the regular meeting held on November 12 and 13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Advisors (“TransWestern”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). The Trustees also considered the renewal of the sub-advisory agreement with respect to the Fund between TransWestern and Loomis, Sayles & Company, L.P. (“Loomis”) (the “Sub-Advisory Agreement”), In considering the renewal of the Agreements, the Trustees received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.

Adviser – TransWestern Advisors

Nature, Extent and Quality of Services. The Trustees discussed TransWestern’s role with respect to the management of the Fund, including its supervision of Loomis. They noted that the Fund is specifically marketed to banks, and that TransWestern brings an expertise in the risk tolerance and investment mandates of banks as investors, ensuring that the portfolio is managed in a manner consistent with these criteria. The Trustees acknowledged that TransWestern is responsible for Fund compliance, oversight, and shareholder servicing, and noted that TransWestern works to construct an investment portfolio that is acceptable to the bank market while, at the same time, monitors the investment decisions made by Loomis. They considered that, as banking and securities regulations impacting the Fund continue to evolve, the advisor’s responsibility to monitor Loomis, ensuring that the risk parameters, duration, and regulatory parameters are adhered to, will continue to evolve in complexity and breadth. The Board was gratified by TransWestern’s active approach to managing Loomis, and was pleased with the nature, extent, and quality of services.

Performance. The Trustees noted the Fund’s returns over the last one year (-0.84%) and since inception (1.45%), and compared it to the Fund’s peer group average (-0.66% and 1.26%, respectively) and Morningstar category average (-0.98% and 0.88%, respectively). The Trustees agreed that the Fund’s performance, overall, is in line with its benchmarks. They considered that, in the last year, despite the Fund’s negative returns, it performed well as evidenced by its rank of 47/147 among its Morningstar category. They noted that since inception the Fund has exhibited a higher beta than its Morningstar category, but has provided more alpha. Overall, the Trustees considered that the Fund is meeting its objective of providing income consistent with liquidity and limited credit and interest rate risk. They noted this may be attributed to the Fund’s ability to limit downside capture while not giving up too much upside return as evidenced by the Fund’s upside/downside capture ratio. The Trustees concluded that performance is reasonable.

Fees and Expenses. The Trustees considered TransWestern charges an advisory fee of 0.45%, 0.43% after waiver during the last fiscal year, in connection with the management of the Fund. They noted the Fund’s fee is in line with the peer group average of 0.40% (range of fees 0.09 – 0.70%) and Morningstar Short Government category average of 0.38% (range of fees 0.00% - 0.80%). They further noted that the Fund’s net expense ratio (0.65%) is competitive as compared to the Morningstar category average (0.83%). The Trustees discussed the allocation of fees between TransWestern and sub-adviser. The Trustees noted TransWestern continues to waive its advisory fee and, for a period of time, absorbed a portion of the other expenses of the Fund. They considered the amount of fees waived during the prior two fiscal years and noted that, considering the relatively low advisory fee, the amount waived is significant. After further discussion, the Trustees agreed that the advisory fee is reasonable in light of the services provided.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund. The Trustees noted TransWestern projected the Fund to reach $500 million in assets in the next 12 months, and TransWestern anticipates economies will be reached at approximately $1 billion. They further noted TransWestern’s

21

TransWestern Institutional Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

willingness to discuss the matter of breakpoints as the Fund grows and economies of scale become more realistic. The Trustees concluded that the absence of breakpoints, with respect to the advisory fee, was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by TransWestern and considered whether the reported level of profitability was reasonable. They noted TransWestern earned a modest level of profit, in terms of actual dollars and as a percent of revenue, during the last fiscal year. They further considered TransWestern used a portion of its legitimate profits for the benefit of the Fund which further decreased its profit. After further discussion, the Trustees agreed that TransWestern’s level of profitability was not unreasonable.

Conclusion. Having requested and received such information from TransWestern as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

Sub-Advisor – Loomis, Sayles & Company, L.P.

Nature, Extent and Quality of Services. The Trustees noted that Loomis is a well-respected manager responsible for the management of $194 billion in client assets. They noted favorably Loomis’ significant research budget and discussed the benefits to be realized by shareholders from this level of dedication to investment research. The Trustees considered the impressive credentials of Loomis portfolio managers noting that Loomis employs who many in the financial services industry consider to be one of the best bond portfolio managers in the industry. The Trustees discussed the nature, extent and quality of services provided to the Fund by Loomis since the inception of the Fund and noted no reduction in the level of service provided to the Fund. The Trustees noted that Loomis is responsible for providing quantitative research and risk analysis tools to assist in constructing the portfolio held by the Fund, as well as compliance monitoring. The Trustees also noted that there were no regulatory or compliance issues reported to the Board. The Trustees concluded that they were satisfied with the nature, extent, and quality of services provided by Loomis to the Fund.

Performance. The Trustees noted the Fund’s returns over the last one year (-0.84%) and since inception (1.45%), and compared it to the Fund’s peer group average (-0.66% and 1.26%, respectively) and Morningstar category average (-0.98% and 0.88%, respectively). The Trustees agreed that the Fund’s performance, overall, is in line with its benchmarks. They considered that, in the last year, despite the Fund’s negative returns, it performed well as evidenced by its rank of 47/147 among its Morningstar category. They noted that since inception the Fund has exhibited a higher beta than its Morningstar category, but has provided more alpha. Overall, the Trustees considered that the Fund is meeting its objective of providing income consistent with liquidity and limited credit and interest rate risk. They noted this may be attributed to the Fund’s ability to limit downside capture while not giving up too much upside return as evidenced by the Fund’s upside/downside capture ratio. The Trustees concluded that performance is reasonable.

Fees and Expenses. The Trustees noted that Loomis receives sub-advisory fees from TransWestern according to a schedule that provides for a base fee for the first $50 million of assets under management, and then reduced fees at additional breakpoints thereafter. The Trustees compared the sub-advisory fee to the fee charged by Loomis to the other accounts it manages, and noted that the sub-advisory fee compares favorably. Taking all of this and other factors into account, the Trustees concluded that the sub-advisory fee charged by Loomis was reasonable, particularly in light of the quality of services provided.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund. They Trustees noted positively that the sub-advisory agreement currently provides for breakpoints, but agreed that economies, with respect to the overall Fund fees and expenses, is a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability. The Trustees reviewed the profitability analysis provided by Loomis and considered whether Loomis’s level of profitability realized in connection with its relationship with the Fund was reasonable. The Trustees noted Loomis realized a small profit, both in terms of percent of revenue and actual dollars. They further considered that Loomis does not receive any additional benefit from its relationship with the Fund in the form of soft dollars or other payments. The Trustees concluded, therefore, that Loomis’s level of profitability from its relationship with the Fund is not excessive.

22

TransWestern Institutional Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

Conclusion. Having requested and received such information from TransWestern as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
23

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

12/31/13 – NLFT_v4

24

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (855) 881-2380.

12/31/13 – NLFT_v4

25

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
26

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
27

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR

TransWestern Advisors

1743 Wazee Street, Suite 250

Denver, CO 80202

SUB-ADVISOR

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $14,000

2012 – $13,500

2011 - $13,000

(b)

Audit-Related Fees

2013 - None

2012 - None

2011 -  None

(c)

Tax Fees

2013 - $2,500

2012 - $2,500

2011 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

2012 - $2,500

2011 - $2,500

 (h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew Rogers, President

Date  03/07/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

       Andrew Rogers, President

Date     03/07/2014

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf Treasurer

Date

03/07/2014